UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

PITOOEY!, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Scottsdale, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(888) 273-0929
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective February 7, 2014, PITOOEY!, Inc., (the “Company”) was notified by its principal independent auditor, Samyn & Martin, LLC, of Kansas City, Missouri, (the “Former Accountant” ) of the Former Accountant’s decision to cease its services as accountants to the Company.

On February 13, 2014, the Company engaged the firm of BF Borgers CPA PC of Denver, Colorado (the “New Accountant”), as its new independent registered public accounting firm.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 31, 2014 our Board of Directors accepted the oral resignation of our Chief Financial Officer, Patrick Deparini. Mr. Deparini’s departure is for personal reasons.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16.1 – Letter from Samyn & Martin, LLC (Former Accountant)

16.2 – Letter from BF Borgers CPA PC (New Accountant)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, INC. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	Chief Executive Officer	March 24, 2014
Jacob DiMartino

EXHIBIT 16.1

SAMYN & MARTIN, L.L.C.

February 7, 2014

FEB 14 2014

To the Board of Directors of
Pitooey!, Inc.
15685 N. Cave Creed Road, Suite 101
Scottsdale, Arizona 85032

Also sent via email on 2-7-14 to:
ceo@pitooey.com

RE: Pitooey!, Inc.
File No. 000-53991

Effective February 7, 2014, we will cease our services as your accountants. We have reached this decision reluctantly and after substantial deliberation.

We will cooperate with your new accountants. To facilitate that process, please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

We look forward to helping you make a smooth transition with your new accountants.

Sincerely,

Samyn & Martin, LLC

Samyn & Martin, LLC
Kansas City, Missouri

Certified Public Accountants & Consultants
411 Valentine, Suite 300
Kansas City, Missouri 64111
Phone: (816) 756-5525
Fax: (816) 756-2252

EXHIBIT 16.2

BF Borgers CPA PC
Quality Audits & Tax

February 13, 2014

Pitooey!, Inc.

We are pleased to confirm our understanding of the services we are to provide for Pitooey!, Inc. ("the Company") for the year ended December 31, 2013.

We will audit the balance sheet of the Company as of December 31, 2013, and the related statements of operations, stockholders' equity and income, and cash flows for the year then ended. The objective of an audit of the financial statements is to express an opinion on the financial statements in accordance with generally accepted accounting principles accepted in the United States (GAAP). Our audit of the financial statements will be conducted in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB) and will include tests of the Company's accounting records and other procedures we consider necessary to enable us to express our opinion. If our opinion is other than unqualified, we will discuss the reasons with Company management in advance. If circumstances occur related to the condition of your records; the availability of sufficient, competent evidential matter; or the existence of a significant risk of material misstatement of the financial statements caused by error, fraudulent financial reporting, or misappropriation of assets that in our professional judgment prevent us from completing the audit or forming an opinion on the financial statements, we retain the right to take any course of action permitted by professional standards, including declining to express an opinion or issue a report, or withdrawing from the engagement.

We will plan and perform the audit of the financial statements to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud, or violations of laws or regulations that are attributable to the entity or to acts by management or employees acting on behalf of the entity. The audit will include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts, tests of physical existence of inventories, and direct confirmation of certain assets and liabilities by correspondence with selected customers, creditors, and financial institutions. In connection with our audit of the financial statements, we will obtain an understanding of internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. At the conclusion of our audit, you agree to provide certain representations from management about the Company's financial statements and related matters.

Because our audit is designed to provide reasonable, but not absolute, assurance and because we will not perform a detailed examination of all transactions, there is a risk that material misstatements or material weaknesses in internal control may exist and not be detected by us. Although not absolute assurance, reasonable assurance is, nevertheless, a high level of assurance. In addition, our financial statement audit is not designed to detect immaterial misstatements or violations of laws or governmental regulations that do not have a direct and material effect on the financial statements. We will, however, communicate to the audit committee and management of the Company, as appropriate, any errors, fraud, or other illegal acts that come to our attention during our audit, unless clearly inconsequential.If, for any reason, we are unable to complete our audit or are unable to form or have not formed our opinion, we may decline to express an opinion and we will notify the audit committee and management.

Our audit will include obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed. An audit of financial statements is not designed to provide assurance on internal control or to identify significant deficiencies or material weaknesses in the design or operation of internal control. However, we will communicate in writing to the audit committee and management any significant deficiencies and material weaknesses relating to internal control over financial reporting identified while performing our audit. We will also inform the audit committee when we have communicated to management all internal control deficiencies. Any

www.denveraudit.com
2727 Bryant St. Suite 104 Denver, CO 80211 PH: 303-219-0053 FAX: 720-251-8836

BF Borgers CPA PC
Quality Audits & Tax

material weakness identified because the audit committee's oversight of the Company's external financial reporting and internal control over financial reporting is ineffective will be communicated in writing to the Company board of directors.

We are also responsible for communicating with the audit committee about certain other matters related to our audit, including (1) our audit responsibility under PCAOB standards; (2) information relating to our independence with respect to the Company; (3) the Company's critical accounting policies; (4) the quality of the Company's accounting principles; (5) management's judgments and sensitive accounting estimates; (6) significant audit adjustments; (7) any disagreements with management about matters that could be significant to the Company's financial statements or our report; (8) any consultations management made with other accountants; (9) any issues discussed with management prior to retention; (10) any significant difficulties encountered in performing the audit; (11) other information in documents containing audited financial statements, such as the Company's annual report; and (12) other matters as considered necessary. Further, we are responsible for ensuring that the audit committee receives copies of certain written communications between us and management, including management representation letters and written communications on accounting, auditing, internal control, or other matters.

Management is responsible for the financial statements, for making all financial records and related information available to us on a timely basis, and for the accuracy and completeness of that information. Management is also responsible for the establishment and maintenance of adequate records; the selection and application of accounting principles; the safeguarding of assets; adjusting the financial statements to correct material misstatements; and confirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. In addition, management is responsible for identifying and ensuring that the Company complies with applicable laws and regulations.

In conjunction with the annual audit, we will also perform reviews of the Company's unaudited quarterly financial information for each of the quarters in the year ending December 31, 2014. For the first three quarters, we will perform reviews of that information before the Form 10-Q is filed. The objective of a review is to provide a basis for communicating whether there are any material modifications that should be made to the interim financial information for it to conform with GAAP, or any modifications that should be made to the disclosures about changes in internal control for management's quarterly certifications on internal control over financial reporting to be accurate and to comply with SEC requirements.

These reviews will be conducted in accordance with the standards of the PCAOB. A review of interim financial information consists principally of performing analytical procedures and making inquiries of persons responsible for financial and accounting matters. It includes obtaining sufficient knowledge of the Company's business and its internal control as it relates to the preparation of both annual and interim financial information to identify the types of potential material misstatements in the interim financial information and consider the likelihood of their occurrence, and to select the inquiries and analytical procedures that will provide a basis for communicating whether there are material modifications that should be made to the interim financial information for it to conform with GAAP. A review of interim financial information also includes evaluating management's quarterly certifications about internal control over financial reporting by making inquiries of management; evaluating the implications of how misstatements identified by us during the review relate to effective internal control; and determining through observation and inquiry whether any change in internal control has materially affected, or is reasonably likely to affect, the Company's internal control over financial reporting. A review is substantially less in scope than an audit conducted in accordance PCAOB standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we will not express opinions on the interim financial information or the quarterly certifications about internal control over financial reporting.

www.denveraudit.com
2727 Bryant St. Suite 104 Denver, CO 80211 PH: 303-219-0053 FAX: 720-251-8836

BF Borgers CPA PC
Quality Audits & Tax

Management is responsible for the Company's interim financial information and for establishing and maintaining effective internal control over financial reporting. It is also responsible for identifying and ensuring that the Company complies with the laws and regulations applicable to its activities; making all financial records and related information available to us; adjusting the interim financial information to correct material misstatements; affirming that the effects of any uncorrected misstatements pertaining to the periods under review are immaterial, both individually and in the aggregate, to the interim financial information taken as a whole; and making certain quarterly certifications with respect to the Company's internal control over financial reporting.

We will communicate to the audit committee and management any matters that come to our attention as a result of the reviews that we believe may require material modifications to the quarterly financial information to make it conform with GAAP. We will also communicate any modifications that we believe may be required for the disclosures about changes in internal control for management's quarterly certifications on internal control over financial reporting to be accurate and to comply with SEC requirements. Further, we will communicate any significant deficiencies or material weaknesses that come to our attention. If, for any reason, we are unable to complete our reviews or are unable to form or have not formed our opinions, we will notify the audit committee and management. At the conclusion of our reviews, you agree to provide require certain representations from management about the financial statements, the Company's internal control over financial reporting, and related matters.

We are required to read any document, including the annual report to shareholders and filings with the SEC, that contains or incorporates by reference our audit or interim review reports, or contains any reference to us. We will read the annual report for the purpose of determining whether other information in the annual report (including the manner of its presentation) is materially inconsistent with information in the financial statements or management's assessment of the effectiveness of the Company's internal control over financial reporting. We assume no obligation to perform procedures to corroborate such other information as part of our audit.

Regarding electronic filings, management agrees that, before filing any document in electronic format with the SEC with which we are associated, we will be advised of the proposed filing on a timely basis. We will provide the Company a signed copy of our report and consent. These manually signed documents will serve to authorize the use of our name prior to the Company's electronic transmission. Management will provide us with a complete copy of the accepted document.

Our fees are based upon the time required by the individuals assigned to the engagement, plus direct expenses, including an 8% administrative charge. We estimate our fees for the yearend audit to be $20,000. Interim billings will be submitted as work progresses and as expenses are incurred. The fee estimate and completion of our work is based on anticipated cooperation from Company personnel; timely responses to our inquiries; timely communication of all significant accounting and financial matters; and the assumption that unexpected circumstances will not be encountered during the engagement. If significant additional time is necessary, we will keep Company management informed of any problems we encounter and our fees will be adjusted accordingly. Our invoices for these fees will be rendered each month as work progresses and are payable on presentation. We will require a retainer of $10,000 before work begins.

www.denveraudit.com
2727 Bryant St. Suite 104 Denver, CO 80211 PH: 303-219-0053 FAX: 720-251-8836

BF Borgers CPA PC
Quality Audits & Tax

The Company may wish to include or incorporate by reference our audit report on these financial statements in a registration statement proposed to be filed under the Securities Act of 1933 or in some other securities offering. If so, you agree not to include our audit report or make reference to our Firm without our prior permission or consent. Any agreement to perform work in connection with an offering, including an agreement to provide permission or consent, will be a separate engagement.

Any additional services that may be requested, and we agree to provide, will be the subject of separate arrangements.

The audit documentation for this engagement is the property of our firm and constitutes confidential information. However, we may be requested to make certain audit documentation available to the PCAOB, SEC, or other regulators pursuant to the authority given to them by law or regulation. If requested, access to such audit documentation will be provided under the supervision of firm personnel. Further, upon request, we may provide copies of selected audit documentation to the regulator. The regulator may intend, or decide, to distribute the copies or information contained therein to others, including other government agencies.

We appreciate the opportunity to be of service and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed copy and return it to us.

Sincerely,

B F Borgers CPA PC

BF Borgers CPA PC

RESPONSE:

This letter correctly sets forth the understanding of Pitooey!, Inc.

2-13-14

www.denveraudit.com
2727 Bryant St. Suite 104 Denver, CO 80211 PH: 303-219-0053 FAX: 720-251-8836